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[logo] M F S(R)
INVESTMENT MANAGEMENT

                        MFS(R) LARGE CAP
                        GROWTH FUND
                        ANNUAL REPORT o NOVEMBER 30,2001

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        YOU CAN RECEIVE THIS REPORT VIA E-MAIL. See page 34 for details.
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TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  9
Results of Shareholder Meetings ........................................... 13
Portfolio of Investments .................................................. 14
Financial Statements ...................................................... 19
Notes to Financial Statements ............................................. 25
Independent Auditors' Report .............................................. 32
Trustees and Officers ..................................................... 37

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MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC,
    MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.
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NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
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

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
As I write this letter, it's been just over three months since the events of September 11, among the most tragic events ever to occur on U.S. soil. The human dimensions of September 11 have rightfully overshadowed all else, but the terrorist attacks were also unprecedented in terms of a market event.

POTENTIAL RECOVERY PUSHED OUT
Prior to September 11, we felt that the market was approaching bottom and might be on a slow, uneven, but upward trend toward recovery. On September 11 political uncertainty was added to the issues buffeting the economy, and the market subsequently hit new lows. Due largely to a decrease in air travel and the ripple effects in a large number of industries, companies announced a huge number of employee layoffs in the weeks following the attacks.

In late November, the National Bureau of Economic Research validated what many of us had sensed for some time: it declared that the U.S. economy had been in a recession since last March. (A recession is generally defined as two or more consecutive quarters of declining growth in the gross domestic product, or GDP.) As I write this, the consensus among corporate financial officers seems to be that GDP growth will remain negative in the fourth quarter and through the middle of 2002.(1)

We think the implication for investors is that the current economic downturn may last longer than we had previously expected, with a potential recovery pushed out farther into the future. However, it is important to note that the equity market had experienced a significant downturn prior to September 11, with many stocks already factoring in a slow growth environment.

ENCOURAGING SIGNS AMID A DOWNTURN
We do, however, have a strong belief that the U.S. economy and economies around the globe will indeed recover over time and perhaps emerge even stronger. In our view, the U.S. economy is already demonstrating a tremendous resiliency. After an initial slide when the market reopened after September 11, we witnessed a market rally that seemed amazing in light of the enormity of the tragedy: as of December 17, the Dow Jones Industrial Average is up 20.1%, the Standard & Poor's 500 Stock Index is up 17.5%, and the NASDAQ Composite Index is up 39.6%, compared to their post-September 11 lows. And all three indices are above their September 10 levels.(2)

Prior to September 11, corporations were responding to the economic slowdown by trimming capacity, expenses, and payrolls, and the attacks accelerated that trend. Our experience in previous downturns has been that this type of environment, although painful in the short term, allows the best firms in various industries to emerge leaner and stronger, setting the stage for a healthier economy. A recent example is the economic slowdown of 1990-1991, a period that included the Gulf War. Corporate earnings fell, and the markets witnessed a large selloff; yet a short time later we began a nearly decade- long climb to all-time highs in both earnings and stock prices.

GOVERNMENT IS DOING ITS PART
Also encouraging is the urgency with which the U.S. government has stepped in to bolster the economy. As of December 17, the Federal Reserve Board (the Fed) has cut interest rates four times since the attacks, bringing rates to their lowest levels in four decades. By decreasing the cost of borrowing money, rate cuts encourage buying by both corporations and consumers. Rate cuts also make interest rates on money market funds and certificates of deposit less attractive. This may stimulate investors to move money off the sidelines and into potentially higher-yielding investments -- such as corporate bonds and stocks -- that may do more to drive the economy.

President Bush and Congress also seem determined to help bolster the economy, as an economic stimulus package has been proposed and appears to be working its way through the legislative process as of mid-December.

INVESTING IN UNCERTAIN TIMES
The events of September 11 have not changed what we do on a day-to-day basis. Our investment approach is still based on our own in-depth, fundamental research into companies and other issuers of securities. We remain bottom-up investors, building our portfolios one stock or bond at a time. In equity investing, we continue to believe that, over the long term, stock prices follow earnings. We also remain convinced that valuation, or a stock's price in relation to factors such as earnings and cash flow, is important. In our view, a good company selling at an overly high price is not a good stock.

If anything, we think our investment approach is more valid than ever in the current environment. Although September 11 changed the near-term outlook for many companies, our experience has been that companies we believed were good investments before that date are still, for the most part, good investments. By lowering valuations somewhat indiscriminately across the market, the post-attack downturn made some stocks even more attractive. From a long-term valuation standpoint, one could argue that it may be less risky to be in the market today than it has been in a long time.

Presently, we still see economic markets in the midst of tremendous short-term uncertainty. But we also see the seeds of economic recovery beginning to take root, and we believe that our fundamental, bottom-up investment process continues to benefit long-term investors. For further guidance in these difficult times, we believe it is critical for you to consult with your investment professional. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    December 17, 2001

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

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(1) Source: The Wall Street Journal Online December 14, 2001.

(2) Source: Lipper Inc. and MFS research. The Dow Jones Industrial Average
    (DJIA) is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. The NASDAQ Composite Index is an unmanaged, market-weighted index of all over-the-counter common stocks traded on the National Association of Securities Dealers Automated Quotation system. The Standard & Poor's 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance. It is not possible to invest directly in an index.
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MANAGEMENT REVIEW AND OUTLOOK

[Photo of John E. Lathrop]
     John E. Lathrop

For the 12 months ended November 30, 2001, Class A shares of the fund returned -23.04%, Class B shares -23.63%, and Class I shares -22.61%. These returns, which include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, compare to a -22.80% return over the same period for the fund's benchmark, the Russell 1000 Growth Index, which measures the performance of large-cap U.S. growth stocks. The fund's returns also compare to a -12.21% return over the same period for the Standard & Poor's 500 Stock Index (the S&P 500), a commonly used measure of the broad stock market. During the same period, the average large-cap growth fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -23.32%.

Q.  WHY WAS PERFORMANCE NEGATIVE OVER THE PERIOD?

A. The past year was a difficult one for the market overall and for growth stocks in particular. Most market sectors suffered double-digit losses, and losses were greatest in sectors that have historically held the greatest opportunities for growth investors -- such as technology and telecommunications. Companies in our portfolio that we viewed as good long-term investments saw their stock prices dragged down by slowing economies in the United States and most other regions. Late in the year, the National Bureau of Economic Standards declared that, in fact, the United States had been in a recession since March of 2001.

    It was a year in which growth investing was out of favor. Defensive companies -- firms whose businesses have generally been seen as less sensitive to changes in the economy -- tended to perform better. We did hold some defensive names in the portfolio. However, in the spring and summer of 2001, we had been shifting toward more pro-growth, pro-cyclical investments in the belief that the economy would start to turn up in late 2001 or the first half of 2002. Then September 11 happened, and we saw another down leg in the stock market and a potential recovery pushed out farther.

Q. SO HOW DO YOU MANAGE A GROWTH FUND IN A PERIOD WHEN GROWTH INVESTING IS OUT OF FAVOR? WHAT WAS YOUR STRATEGY?

A. Our strategy was to remain true to our growth mandate and to remain focused on the long term. What we didn't do was seek shelter in a value strategy or retreat to a large cash position. Our shareholders expect us to manage a large-cap growth portion of their overall portfolios, and that is how we stayed invested. Our experience over a variety of market conditions has been that attempting to time the market by changing investment styles does not lead to strong long-term performance.

    We tried to position the portfolio in growth stocks we believe will outperform when the economy turns upward and growth investing returns to favor. Some of these firms delivered positive performance over the period. But, frankly, this was a period in which outperformance in many industries meant delivering results that were less negative than those of one's competitors.

    What we looked for in this environment were companies that we believed were in growth industries and were gaining market share, even in the downturn -- such as General Electric, Tyco International, and Citigroup. We believe that when companies prove they can weather a tough environment better than their competitors and gain market share on those competitors, the market may bid up their valuations (stock prices relative to factors such as earnings and cash flow) going forward.

Q. THE MARKET APPEARED TO RALLY FROM LATE SEPTEMBER THROUGH THE END OF THE PERIOD. DID THE FUND PARTICIPATE IN THAT RALLY?

A. Yes, we experienced some strong performance following the sudden market drop brought about by the events of September 11. In fact, we used that drop as an opportunity to buy stocks that we felt had become temporarily undervalued. We added to a number of our software holdings and to our positions in advertising-sensitive media companies such as Viacom and Clear Channel Communications. We also bought into a number of semiconductor firms whose stocks had become attractive bargains, in our view. And as the market bounced back in October and November from its post-September 11 lows, most of these areas performed well.

Q. LOOKING AHEAD, DO YOU THINK THAT RALLY HAS STAYING POWER? COULD THIS BE THE BEGINNING OF A GOOD PERIOD FOR GROWTH STOCKS?

A. Looking at the long term, we think this could be the beginning of a market recovery over the next 18 months or so, which would be good for growth stocks. Historically, the market has tended to begin a recovery about two to four quarters before corporate earnings bottom and start to recover, and we think that may be what we saw toward the end of the period.

    That being said, the market experienced a nice bounce since it appeared to bottom on September 21, and we think that, as of the end of the period, a lot of the recovery had already become priced into the stocks. Valuations seemed to be taking into account some strong earnings looking as far ahead as 2003. We've therefore become cautious about valuations, and we think the market may take a bit of a breather before moving upward again. So although we're optimistic over the long term, we're still expecting a bumpy ride.

Q. LOOKING BACK OVER THE PAST 12 MONTHS, COULD YOU TELL US ABOUT AREAS OR SECTORS WHERE YOU'VE FOUND OPPORTUNITY AND HOW THE FUND'S POSITIONING HAS CHANGED?

A. Sure, but we would preface this by noting that we build the portfolio on a stock-by-stock basis, so our area or sector weightings are a byproduct of where our research has uncovered individual opportunities. What we look for are individual companies that we think have a strong earnings projections outlook that is not fully recognized by the market.

    As we mentioned earlier, in the technology sector we found opportunities in software and semiconductor firms that we felt had become undervalued shortly after September 11.

    In the financial services area, we stepped up our investments in property and casualty insurance firms. Over a year ago, our analysts saw the potential for a turnaround in this industry, which had been in a slump for over a decade because of falling policy rates. Although the events of September 11 seemed to be a debacle for insurance firms, we would argue quite the opposite case. Strong companies with the reserves to sustain losses from the terrorist attacks have, according to our research, begun to exert more pricing power as weaker competitors exit the business. In addition, we think the demand for insurance, which had been relatively constant, may rise as businesses and individuals increase their coverage in the wake of the tragedies. We think the leaders in property and casualty insurance may experience a near-ideal business situation: increasing demand and the ability to raise prices.

    In the telecommunications area, a number of our holdings hurt performance over the period, and we've decreased our weighting in this area versus a year ago. We think telecom in general will continue to be weak because there is still a glut of capacity and too many competitors in the industry. Our research has, however, revealed selected areas of opportunity. For example, as voice and data transmission increasingly go wireless, we think leaders in the cellular area will prosper despite a slump in the overall telecom sector.

    In the health care area, we increased our exposure because we found a number of companies whose future earnings looked attractive to us, even in a tough economy. Pfizer, Inc., for example, is a drug company that we think has a strong pipeline of new products in development. Sanofi-Synthelabo is a French pharmaceutical firm with one of the most attractive growth rates in the industry, in our opinion. And we think American Home Products is another company with a strong pipeline of new drugs.

    In the leisure sector, we've invested in advertising-sensitive media firms, as mentioned earlier. Historically, advertising has been one of the first areas to suffer in a downturn, as corporations have looked for ways to cut expenses, and it has also been one of the first areas to benefit from a recovery. We believe that, in a reviving economy, holdings such as AOL Time Warner, Viacom, and Clear Channel Communications may benefit as the market recognizes they have been gaining market share during the downturn.

/s/ John E. Lathrop

    John E. Lathrop
    Portfolio Manager

    Note to Shareholders: Effective with this report, the Russell 1000 Growth Index has replaced the Standard & Poor's 500 Stock Index (the S&P 500) as the fund's benchmark. We believe the Russell 1000 Growth Index more accurately reflects our large-cap growth discipline, offering investors a more reliable objective measure of the fund's performance. For comparison, we have also continued to provide returns for the S&P 500.

    The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

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   PORTFOLIO MANAGER'S PROFILE
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   JOHN E. LATHROP, CFA, IS SENIOR VICE PRESIDENT OF MFS INVESTMENT
   MANAGEMENT(R) (MFS(R)) AND A MEMBER OF OUR LARGE-CAP GROWTH PORTFOLIO MANAGEMENT TEAM. HE MANAGES THE GLOBAL TELECOMMUNICATIONS, GLOBAL GROWTH, EMERGING GROWTH, AND LARGE-CAP GROWTH PORTFOLIOS FOR OUR MUTUAL FUNDS, VARIABLE ANNUITIES, INSTITUTIONAL ACCOUNTS, AND OFFSHORE INVESTMENT PRODUCTS.

   JOHN JOINED MFS IN 1994 FROM PUTNAM INVESTMENTS, WHERE HE HAD WORKED AS AN EQUITY ANALYST, STATISTICAL ANALYST, AND INSTITUTIONAL ACCOUNT CONTROLLER. HE WAS NAMED VICE PRESIDENT IN 1996 OF MFS, PORTFOLIO MANAGER IN 1999, AND SENIOR VICE PRESIDENT IN 2001. HE IS A GRADUATE OF NORTHWESTERN UNIVERSITY, WHERE HE WAS ELECTED TO PHI BETA KAPPA WITH HONORS IN ECONOMICS, AND HE EARNED AN M.B.A. DEGREE FROM CORNELL UNIVERSITY'S JOHNSON GRADUATE SCHOOL OF MANAGEMENT. JOHN HOLDS THE CHARTERED FINANCIAL ANALYST (CFA) DESIGNATION.

   ALL EQUITY PORTFOLIO MANAGERS BEGAN THEIR CAREERS AT MFS AS RESEARCH ANALYSTS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.
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This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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   FUND FACTS
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  OBJECTIVE:                   SEEKS TO PROVIDE GROWTH OF CAPITAL.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:       DECEMBER 29, 1986

  CLASS INCEPTION:             CLASS A  SEPTEMBER 7, 1993
                               CLASS B  DECEMBER 29, 1986
                               CLASS I  JANUARY 2, 1997

  SIZE:                        $779.7 MILLION NET ASSETS AS OF NOVEMBER 30, 2001
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PERFORMANCE SUMMARY

The following information illustrates the historical performance of the fund's original share class in comparison to its benchmarks. Performance results include any applicable contingent deferred sales charges and reflect the percentage change in net asset value, including the reinvestment of dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary for more information.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the 10-year period ended November 30, 2001)

                        MFS Large Cap
                         Growth Fund -      Standard & Poor's     Russell 1000
                          Class B           500 Stock Index       Growth Index
"11/91"                  $10,000              $10,000               $10,000
"11/93"                   12,507               13,044                12,118
"11/95"                   17,018               18,054                17,254
"11/97"                   25,009               29,667                27,57
"11/99"                   39,356               44,353                46,641
"11/01"                   30,467               37,293                31,847

TOTAL RATES OF RETURN THROUGH NOVEMBER 30, 2001

CLASS A
                                             1 Year  3 Years  5 Years 10 Years
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Cumulative Total Return Excluding Sales
  Charge                                    -23.04%   +3.79%  +56.44% +226.03%
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Average Annual Total Return Excluding
  Sales Charge                              -23.04%   +1.25%  + 9.36% + 12.54%
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Average Annual Total Return Including
  Sales Charge                              -27.46%   -0.73%  + 8.07% + 11.88%
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CLASS B
                                             1 Year  3 Years  5 Years 10 Years
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Cumulative Total Return Excluding Sales
  Charge                                    -23.63%   +1.45%  +50.65% +204.67%
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Average Annual Total Return Excluding
  Sales Charge                              -23.63%   +0.48%  + 8.54% + 11.78%
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Average Annual Total Return Including
  Sales Charge                              -26.20%   -0.22%  + 8.34% + 11.78%
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CLASS I
                                             1 Year  3 Years  5 Years 10 Years
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Cumulative Total Return Excluding Sales
  Charge                                    -22.61%   +5.04%  +59.10% +221.77%
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Average Annual Total Return Excluding
  Sales Charge                              -22.61%   +1.65%  + 9.73% + 12.40%
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COMPARATIVE INDICES(+)
                                             1 Year  3 Years  5 Years 10 Years
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Average large-cap growth fund+              -23.32%   -0.79%  + 7.36% + 11.28%
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Standard & Poor's 500 Stock Index#          -12.21%   +0.55%  +10.07% + 14.07%
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Russell 1000 Growth Index#                  -22.80%   -3.53%  + 7.88% + 12.28%
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(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class I shares have no sales charge and are only available to certain institutional investors.

Class A and I share performance include the performance of the fund's Class B shares for the periods prior to their inception (blended performance). Class A blended performance has been adjusted to take into account the initial sales charge applicable to Class A shares rather than the CDSC applicable to Class B shares. Class I blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses for Class A and I shares are lower than those of Class B shares, the blended Class A and I share performance is lower than it would have been had Class A and I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO CONCENTRATION AS OF NOVEMBER 30, 2001

FIVE LARGEST STOCK SECTORS

                TECHNOLOGY                           24.8%
                FINANCIAL SERVICES                   18.2%
                HEALTH CARE                          16.8%
                SPECIAL PRODUCTS & SERVICES          10.2%
                LEISURE                               9.7%

TOP 10 STOCK HOLDINGS

TYCO INTERNATIONAL LTD.  3.3%                          PFIZER, INC.  2.3%
Security systems, packaging, and electronic-           Pharmaceutical products company
equipment conglomerate
                                                       SANOFI-SYNTHELABO S.A.  2.3%
CITIGROUP, INC.  2.9%                                  French pharmaceutical company
Diversified financial services company
                                                       VIACOM, INC.  2.3%
AMERICAN INTERNATIONAL GROUP, INC.  2.6%               Diversified media and entertainment company
Insurance and financial services holding company
                                                       AMERICAN HOME PRODUCTS CORP.  1.9%
MICROSOFT CORP.  2.5%                                  Pharmaceutical products company
Computer software and systems company
                                                       ABBOTT LABORATORIES, INC.  1.8%
FREDDIE MAC  2.4%                                      Pharmaceutical and health care products and
U.S. mortgage banker and underwriter                   services company

The portfolio is actively managed, and current holdings may be different.

RESULTS OF SHAREHOLDER MEETINGS (Unaudited)

At the special meeting of shareholders of MFS Large Cap Growth Fund, which was held on November 7, 2001, the following items were passed:

ITEM 1. Trustees of the fund were elected as follows:

                                                        NUMBER OF SHARES
                                                ------------------------------
NOMINEE                                         FOR         WITHHOLD AUTHORITY
--------------------------------------------------------------------------------
Jeffrey L. Shames                           40,085,363.519        832,292.726
John W. Ballen                              40,084,959.196        832,697.049
Lawrence H. Cohn, M.D.                      40,081,164.763        836,491.482
The Hon. Sir J. David Gibbons, KBE          40,063,845.613        853,810.632
William R. Gutow                            40,083,221.751        834,434.494
J. Atwood Ives                              40,086,473.994        831,182.251
Abby M. O'Neill                             40,087,981.102        829,675.143
Lawrence T. Perera                          40,078,571.462        839,084.783
William J. Poorvu                           40,086,816.337        830,839.908
Arnold D. Scott                             40,086,948.746        830,707.499
J. Dale Sherratt                            40,087,213.101        830,443.144
Elaine R. Smith                             40,075,298.226        842,358.019
Ward Smith                                  40,077,426.186        840,230.059

ITEM 2. To authorize the Trustees to adopt an Amended and Restated Declaration of Trust.

                                     NUMBER OF SHARES
-----------------------------------------------------
Affirmative                           32,564,474.377
Against                                1,046,426.427
Abstain                                1,298,059.441
Broker Non-votes                       6,008,696.000

ITEM 3. To amend, remove or add certain fundamental investment policies:

                                     NUMBER OF SHARES
-----------------------------------------------------
For                                   32,250,496.754
Against                                1,310,262.148
Abstain                                1,348,201.343
Broker Non-votes                       6,008,696.000

ITEM 4. To approve a new investment advisory agreement with Massachusetts Financial Services Company:

                                     NUMBER OF SHARES
-----------------------------------------------------
For                                   38,888,724.214
Against                                  870,363.061
Abstain                                1,158,568.970

ITEM 5. To ratify the election of Deloitte & Touche LLP as the independent public accountants to be employed by the fund for the fiscal year ending November 30, 2002.

                                     NUMBER OF SHARES
-----------------------------------------------------
For                                   39,629,355.795
Against                                  302,015.953
Abstain                                  986,284.497

PORTFOLIO OF INVESTMENTS -- November 30, 2001

Stocks - 97.3%

--------------------------------------------------------------------------------------------------------
ISSUER                                                                   SHARES                    VALUE
--------------------------------------------------------------------------------------------------------
U.S. Stocks - 86.2%
  Apparel & Textiles - 0.7%
    Nike, Inc., "B"                                                     101,300             $  5,367,887
--------------------------------------------------------------------------------------------------------
  Automotive - 0.9%
    Harley-Davidson, Inc.                                               127,100             $  6,682,918
--------------------------------------------------------------------------------------------------------
  Banks & Credit Cos. - 1.2%
    Bank of America Corp.                                                95,700             $  5,874,066
    FleetBoston Financial Corp.                                          92,200                3,388,350
                                                                                            ------------
                                                                                            $  9,262,416
--------------------------------------------------------------------------------------------------------
  Biotechnology - 4.3%
    Abbott Laboratories, Inc.                                           248,100             $ 13,645,500
    Genentech, Inc.*                                                     35,400                2,033,730
    Guidant Corp.*                                                      171,300                8,361,153
    Pharmacia Corp.                                                     213,965                9,500,046
                                                                                            ------------
                                                                                            $ 33,540,429
--------------------------------------------------------------------------------------------------------
  Business Machines - 2.9%
    Affiliated Computer Services, Inc., "A"*                             43,900             $  4,099,382
    Sun Microsystems, Inc.*                                             441,500                6,286,960
    Texas Instruments, Inc.                                             390,300               12,509,115
                                                                                            ------------
                                                                                            $ 22,895,457
--------------------------------------------------------------------------------------------------------
  Business Services - 5.3%
    Automatic Data Processing, Inc.                                     221,600             $ 12,289,936
    BISYS Group, Inc.*                                                  136,500                8,031,660
    Concord EFS, Inc.*                                                  305,000                9,143,900
    First Data Corp.                                                    135,400                9,916,696
    Fiserv, Inc.*                                                        55,600                2,171,736
                                                                                            ------------
                                                                                            $ 41,553,928
--------------------------------------------------------------------------------------------------------
  Cellular Phones - 1.3%
    Motorola, Inc.                                                      277,100             $  4,610,944
    Sprint Corp. (PCS Group)*                                           219,100                5,466,545
                                                                                            ------------
                                                                                            $ 10,077,489
--------------------------------------------------------------------------------------------------------
  Computer Hardware - Systems - 2.7%
    Cisco Systems, Inc.*                                                351,700             $  7,188,748
    Dell Computer Corp.*                                                195,200                5,451,936
    Lexmark International, Inc.*                                        161,300                8,334,371
                                                                                            ------------
                                                                                            $ 20,975,055
--------------------------------------------------------------------------------------------------------
  Computer Software - 2.2%
    Oracle Corp.*                                                       811,600             $ 11,386,748
    Rational Software Corp.*                                            310,000                5,890,000
                                                                                            ------------
                                                                                            $ 17,276,748
--------------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 2.4%
    Microsoft Corp.*                                                    292,000             $ 18,749,320
--------------------------------------------------------------------------------------------------------
  Computer Software - Services - 2.4%
    SunGard Data Systems, Inc.*                                         249,100             $  6,989,746
    VERITAS Software Corp.*                                             300,875               11,701,029
                                                                                            ------------
                                                                                            $ 18,690,775
--------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 2.5%
    Adobe Systems, Inc.                                                 122,400             $  3,926,592
    Cadence Design Systems, Inc.*                                       194,600                4,641,210
    EMC Corp.*                                                          143,900                2,416,081
    Extreme Networks, Inc.*                                              73,500                1,163,505
    Peoplesoft, Inc.*                                                   132,300                4,618,593
    Siebel Systems, Inc.*                                                49,200                1,099,620
    Synopsys, Inc.*                                                      35,000                1,926,050
                                                                                            ------------
                                                                                            $ 19,791,651
--------------------------------------------------------------------------------------------------------
  Conglomerates - 1.3%
    General Electric Co.                                                276,000             $ 10,626,000
--------------------------------------------------------------------------------------------------------
  Consumer Goods & Services - 0.9%
    Gillette Co.                                                        216,000             $  7,063,200
--------------------------------------------------------------------------------------------------------
  Electronics - 3.4%
    Analog Devices, Inc.*                                               263,700             $ 11,207,250
    Maxim Integrated Products, Inc.*                                     73,700                4,039,497
    Micron Technology, Inc.*                                            161,100                4,375,476
    Novellus Systems, Inc.*                                              72,700                2,767,689
    QLogic Corp.*                                                        85,800                4,242,810
                                                                                            ------------
                                                                                            $ 26,632,722
--------------------------------------------------------------------------------------------------------
  Energy - 0.3%
    Dynegy, Inc.                                                         87,600             $  2,658,660
--------------------------------------------------------------------------------------------------------
  Entertainment - 6.6%
    AOL Time Warner, Inc.*                                              339,700             $ 11,855,530
    Clear Channel Communications, Inc.*                                 225,700               10,546,961
    Fox Entertainment Group, Inc.*                                      363,200                9,268,864
    USA Networks, Inc.*                                                 115,400                2,597,654
    Viacom, Inc., "B"*                                                  395,004               17,241,925
                                                                                            ------------
                                                                                            $ 51,510,934
--------------------------------------------------------------------------------------------------------
  Financial Institutions - 7.8%
    Citigroup, Inc.                                                     455,507             $ 21,818,785
    Freddie Mac                                                         273,900               18,123,963
    Goldman Sachs Group, Inc.                                           108,900                9,681,210
    Merrill Lynch & Co., Inc.                                           139,500                6,987,555
    Morgan Stanley Dean Witter & Co.                                     69,500                3,857,250
                                                                                            ------------
                                                                                            $ 60,468,763
--------------------------------------------------------------------------------------------------------
  Financial Services - 0.9%
    Mellon Financial Corp.                                              182,400             $  6,819,936
--------------------------------------------------------------------------------------------------------
  Forest & Paper Products - 0.5%
    International Paper Co.                                             101,200             $  4,042,940
--------------------------------------------------------------------------------------------------------
  Healthcare - 0.3%
    Anthem, Inc.*                                                        42,880             $  2,180,448
--------------------------------------------------------------------------------------------------------
  Insurance - 5.8%
    AFLAC, Inc.                                                         184,800             $  5,063,520
    American International Group, Inc.                                  239,687               19,750,209
    MetLife, Inc.                                                       241,800                6,632,574
    The St. Paul Cos., Inc.                                             221,800               10,442,344
    UnumProvident Corp.                                                 132,500                3,418,500
                                                                                            ------------
                                                                                            $ 45,307,147
--------------------------------------------------------------------------------------------------------
  Internet - 1.0%
    VeriSign, Inc.*                                                     205,120             $  7,663,283
--------------------------------------------------------------------------------------------------------
  Machinery - 1.1%
    Danaher Corp.                                                       142,800             $  8,375,220
--------------------------------------------------------------------------------------------------------
  Medical & Health Products - 8.5%
    Allergan, Inc.                                                       69,400             $  5,239,006
    American Home Products Corp.                                        239,800               14,411,980
    Applera Corp. - Applied Biosystems Group                            344,800               11,412,880
    Eli Lilly & Co.                                                     119,400                9,870,798
    Pfizer, Inc.                                                        403,675               17,483,164
    Schering Plough Corp.                                               219,200                7,832,016
                                                                                            ------------
                                                                                            $ 66,249,844
--------------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 1.1%
    Genzyme Corp.*                                                       85,000             $  4,642,700
    IMS Health, Inc.                                                    176,000                3,604,480
                                                                                            ------------
                                                                                            $  8,247,180
--------------------------------------------------------------------------------------------------------
  Oil Services - 1.4%
    El Paso Corp.                                                       153,100             $  6,812,950
    Grant Pride Co., Inc.*                                               28,100                  248,685
    Noble Drilling Corp.*                                               121,200                3,575,400
                                                                                            ------------
                                                                                            $ 10,637,035
--------------------------------------------------------------------------------------------------------
  Oils - 2.8%
    Anadarko Petroleum Corp.                                            126,800             $  6,580,920
    Charter Communications, Inc.*                                       597,700                9,192,626
    GlobalSantaFe Corp.*                                                267,100                6,463,820
                                                                                            ------------
                                                                                            $ 22,237,366
--------------------------------------------------------------------------------------------------------
  Real Estate Investment Trusts - 0.1%
    Starwood Hotels & Resorts Co.                                        34,500             $    936,330
--------------------------------------------------------------------------------------------------------
  Restaurants & Lodging - 0.2%
    Cendant Corp.*                                                       96,300             $  1,640,952
--------------------------------------------------------------------------------------------------------
  Retail - 2.7%
    Costco Wholesale Corp.*                                             238,400             $  9,745,792
    Kohl's Corp.*                                                        46,500                3,155,025
    Sears, Roebuck & Co.                                                 43,500                1,979,685
    Target Corp.                                                        164,300                6,167,822
                                                                                            ------------
                                                                                            $ 21,048,324
--------------------------------------------------------------------------------------------------------
  Special Products & Services - 1.1%
    Minnesota Mining & Manufacturing Co.                                 74,500             $  8,536,210
--------------------------------------------------------------------------------------------------------
  Supermarket - 1.6%
    Kroger Co.*                                                         310,800             $  7,869,456
    Safeway, Inc.*                                                      111,100                4,950,616
                                                                                            ------------
                                                                                            $ 12,820,072
--------------------------------------------------------------------------------------------------------
  Telecommunications - 3.5%
    Amdocs Ltd.*                                                        157,700             $  5,215,139
    Comverse Technology, Inc.*                                          307,000                6,566,730
    EchoStar Communications Corp.*                                      399,400               10,572,118
    Qwest Communications International, Inc.                            401,700                4,780,230
                                                                                            ------------
                                                                                            $ 27,134,217
--------------------------------------------------------------------------------------------------------
  Telecom - Wireless - 3.1%
    American Tower Corp., "A"*                                          331,700             $  2,918,960
    AT&T Wireless Services, Inc.*                                       558,600                7,803,642
    QUALCOMM, Inc.*                                                     229,200               13,458,624
                                                                                            ------------
                                                                                            $ 24,181,226
--------------------------------------------------------------------------------------------------------
  Transportation - 0.4%
    United Parcel Service, Inc.                                          50,200             $  2,822,244
--------------------------------------------------------------------------------------------------------
  Utilities - Electric - 1.0%
    AES Corp.*                                                          296,400             $  4,896,528
    Calpine Corp.*                                                      145,200                3,130,512
                                                                                            ------------
                                                                                            $  8,027,040
--------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                           $672,731,366
--------------------------------------------------------------------------------------------------------
Foreign Stocks - 11.1%
  Bermuda - 5.3%
    Ace Ltd. (Insurance)                                                207,600             $  7,909,560
    Tyco International Ltd. (Conglomerate)                              420,900               24,748,920
    Xl Capital Ltd. (Insurance)                                          88,600                8,238,028
                                                                                            ------------
                                                                                            $ 40,896,508
--------------------------------------------------------------------------------------------------------
  Finland - 1.0%
    Nokia Corp., ADR (Telecommunications)                               347,400             $  7,993,674
--------------------------------------------------------------------------------------------------------
  France - 2.7%
    Sanofi-Synthelabo S.A. (Medical & Health Products)                  249,985             $ 17,330,759
    Total Fina Elf S.A., "B" (Oils)                                      31,200                3,982,283
                                                                                            ------------
                                                                                            $ 21,313,042
--------------------------------------------------------------------------------------------------------
  Netherlands - 1.1%
    STMicroelectronics N.V. (Electronics)                               251,100             $  8,449,515
--------------------------------------------------------------------------------------------------------
  United Kingdom - 1.0%
    Vodafone Group PLC, ADR (Telecommunications)                        297,877             $  7,548,203
--------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                        $ 86,200,942
--------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $736,541,862)                                                $758,932,308
--------------------------------------------------------------------------------------------------------

Short-Term Obligations - 6.0%
--------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                  (000 OMITTED)
--------------------------------------------------------------------------------------------------------
    American General Corp., due 12/03/01                                $ 3,901             $  3,900,538
    American General Finance Corp., due 12/03/01                          2,313                2,312,726
    Bank of America Corp., due 12/03/01                                   2,875                2,875,000
    Citigroup, Inc., due 12/14/01                                         2,200                2,198,411
    Federal Home Loan Discount Note, due 12/05/01                         4,600                4,599,003
    Ford Motor Credit Corp., due 12/31/01                                 1,000                  997,942
    Freddie Mac, due 12/18/01                                             3,486                3,482,691
    General Electric Capital Corp., due 12/03/01                         22,217               22,214,383
    General Motors Acceptance Corp., due 12/13/01                         1,300                1,298,930
    Salomon Smith Barney Holdings, Inc., due 12/10/01 - 12/12/01          2,800                2,798,491
--------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                             $ 46,678,115
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $783,219,977)                                           $805,610,423

Other Assets, Less Liabilities - (3.3)%                                                      (25,926,304)
--------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                         $779,684,119
--------------------------------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
NOVEMBER 30, 2001
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $783,219,977)            $805,610,423
  Cash                                                                      163
  Net receivable for forward foreign currency exchange
    contracts                                                             2,476
  Net receivable for forward foreign currency exchange
    contracts subject to master netting agreements                      191,361
  Receivable for investments sold                                     5,375,173
  Receivable for fund shares sold                                     1,078,076
  Interest and dividends receivable                                     539,516
  Other assets                                                            9,549
                                                                   ------------
      Total assets                                                 $812,806,737
                                                                   ------------
Liabilities:
  Payable for investments purchased                                $ 31,028,881
  Net payable for forward foreign currency exchange
contracts                                                                 2,612
  Payable for fund shares reacquired                                  1,728,695
  Payable to affiliates -
    Management fee                                                       16,126
    Shareholder servicing agent fee                                       2,136
    Distribution and service fee                                         10,154
  Accrued expenses and other liabilities                                334,014
                                                                   ------------
      Total liabilities                                            $ 33,122,618
                                                                   ------------
Net assets                                                         $779,684,119
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $941,795,154
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                     22,579,247
  Accumulated net realized loss on investments and foreign
    currency transactions                                          (184,408,480)
  Accumulated net investment loss                                      (281,802)
                                                                   ------------
      Total                                                        $779,684,119
                                                                   ============
Shares of beneficial interest outstanding                           64,391,027
                                                                    ==========
Class A shares:
  Net asset value per share
    (net assets of $545,398,218 / 45,154,140 shares of
    beneficial interest outstanding)                                  $12.08
                                                                      ======
  Offering price per share (100 / 94.25 of net asset value
     per share)                                                       $12.82
                                                                      ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $234,285,763 / 19,236,876 shares of
    beneficial interest outstanding)                                  $12.18
                                                                      ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $138.05 / 11.306 shares of beneficial
    interest outstanding)                                             $12.21
                                                                      ======


On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30, 2001
-------------------------------------------------------------------------------
Net investment loss:
  Income -
    Dividends                                                     $   4,559,098
    Interest                                                          2,149,598
    Foreign taxes withheld                                              (43,824)
                                                                  -------------
      Total investment income                                     $   6,664,872
                                                                  -------------
  Expenses -
    Management fee                                                $   6,662,676
    Trustees' compensation                                               44,825
    Shareholder servicing agent fee                                     889,292
    Distribution and service fee (Class A)                            1,434,423
    Distribution and service fee (Class B)                            3,145,722
    Administrative fee                                                  103,597
    Custodian fee                                                       311,412
    Printing                                                            151,912
    Postage                                                             126,913
    Legal fees                                                           15,329
    Auditing fees                                                        38,458
    Miscellaneous                                                       628,040
                                                                  -------------
      Total expenses                                              $  13,552,599
    Fees paid indirectly                                                (60,759)
                                                                  -------------
      Net expenses                                                $  13,491,840
                                                                  -------------
        Net investment loss                                       $  (6,826,968)
                                                                  -------------
Realized and unrealized loss on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                       $(179,707,149)
    Foreign currency transactions                                      (228,957)
                                                                  -------------
      Net realized loss on investments and foreign currency
        transactions                                              $(179,936,106)
                                                                  -------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                   $ (51,548,734)
    Translation of assets and liabilities in foreign currencies         102,994
                                                                  -------------
      Net unrealized loss on investments and foreign currency
          translation                                             $ (51,445,740)
                                                                  -------------
        Net realized and unrealized loss on investments and
          foreign currency                                        $(231,381,846)
                                                                  -------------
          Decrease in net assets from operations                  $(238,208,814)
                                                                  =============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                                                  2001                       2000
--------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                            $  (6,826,968)             $(10,821,850)
  Net realized gain (loss) on investments and foreign
    currency transactions                                         (179,936,106)              243,117,666
  Net unrealized loss on investments and foreign currency
    translation                                                    (51,445,740)             (212,471,108)
                                                                 -------------              ------------
    Increase (decrease) in net assets from operations            $(238,208,814)             $ 19,824,708
                                                                 -------------              ------------
Distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions (Class A)                              $(100,055,010)             $(47,795,749)
  From net realized gain on investments and foreign
    currency transactions (Class B)                                (64,696,550)              (43,102,303)
  From net realized gain on investments and foreign
    currency transactions (Class I)                                        (17)                   (9,898)
  In excess of net realized gain on investments and
    foreign currency transactions (Class A)                         (2,855,157)                     --
  In excess of net realized gain on investments and
    foreign currency transactions (Class B)                         (1,846,172)                     --
  In excess of net realized gain on investments and
    foreign currency transactions (Class I)                                 (1)                     --
  From paid-in capital (Class A)                                       (74,061)                     --
  From paid-in capital (Class B)                                       (47,888)                     --
                                                                 -------------              ------------
    Total distributions declared to shareholders                 $(169,574,856)             $(90,907,950)
                                                                 -------------              ------------
Net increase in net assets from fund share transactions          $ 194,660,257              $ 94,655,226
                                                                 -------------              ------------
      Total increase (decrease) in net assets                    $(213,123,413)             $ 23,571,984
Net assets:
  At beginning of year                                             992,807,532               969,235,548
                                                                 -------------              ------------

At end of year (including accumulated net investment loss
  of $281,802 and $168,879, respectively)                        $ 779,684,119              $992,807,532
                                                                 =============              ============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                                    2001             2000           1999           1998           1997
-----------------------------------------------------------------------------------------------------------------------------
                                                        CLASS A
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each year):
Net asset value - beginning of year                      $18.90           $20.36         $17.29         $17.36         $18.02
                                                         ------           ------         ------         ------         ------
Income from investment operations# -
  Net investment income (loss)                           $(0.07)          $(0.13)        $(0.12)        $(0.06)        $ 0.03
  Net realized and unrealized gain (loss) on
    investments and foreign currency                      (3.43)            0.61           5.12           2.94           3.41
                                                         ------           ------         ------         ------         ------
      Total from investment operations                   $(3.50)          $ 0.48         $ 5.00         $ 2.88         $ 3.44
                                                         ------           ------         ------         ------         ------
Less distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions                                $(3.23)          $(1.94)        $(1.93)        $(2.95)        $(4.10)
  In excess of net realized gain on investments and
    foreign currency transactions                         (0.09)            --             --             --             --
  From paid-in capital                                    (0.00)+           --             --             --             --
                                                         ------           ------         ------         ------         ------
      Total distributions declared to shareholders       $(3.32)          $(1.94)        $(1.93)        $(2.95)        $(4.10)
                                                         ------           ------         ------         ------         ------
Net asset value - end of year                            $12.08           $18.90         $20.36         $17.29         $17.36
                                                         ======           ======         ======         ======         ======
Total return(+)                                          (23.04)%           2.08%         32.12%         20.89%         24.67%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                               1.26%            1.19%          1.22%          1.24%          1.29%
  Net investment income (loss)                            (0.51)%          (0.60)%        (0.64)%        (0.35)%         0.22%
Portfolio turnover                                           87%              98%           105%           217%           159%
Net assets at end of year (000 Omitted)                $545,398         $583,749       $476,402       $323,354       $219,755

  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements. +Per share amount was less than $0.01.

(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                                    2001             2000           1999           1998           1997
-----------------------------------------------------------------------------------------------------------------------------
                                                        CLASS B
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each year):
Net asset value - beginning of year                      $18.97           $20.41         $17.32         $17.34         $17.96
                                                         ------           ------         ------         ------         ------
Income from investment operations# -
  Net investment loss                                    $(0.18)          $(0.30)        $(0.25)        $(0.18)        $(0.08)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                      (3.48)            0.65           5.13           2.98           3.40
                                                         ------           ------         ------         ------         ------
      Total from investment operations                   $(3.66)          $ 0.35         $ 4.88         $ 2.80         $ 3.32
                                                         ------           ------         ------         ------         ------
Less distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions                                $(3.04)          $(1.79)        $(1.79)        $(2.82)        $(3.94)
  In excess of net realized gain on investments and
    foreign currency transactions                         (0.09)            --             --             --             --
  From paid-in capital                                    (0.00)+           --             --             --             --
                                                         ------           ------         ------         ------         ------
      Total distributions declared to shareholders       $(3.13)          $(1.79)        $(1.79)        $(2.82)        $(3.94)
                                                         ------           ------         ------         ------         ------
Net asset value - end of year                            $12.18           $18.97         $20.41         $17.32         $17.34
                                                         ======           ======         ======         ======         ======
Total return                                             (23.63)%           1.37%         31.05%         20.08%         23.66%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                               2.01%            1.93%          1.97%          1.99%          2.05%
  Net investment loss                                     (1.26)%          (1.36)%        (1.38)%        (1.09)%        (0.51)%
Portfolio turnover                                           87%              98%           105%           217%           159%
Net assets at end of year (000 Omitted)                $234,286         $409,058       $492,677       $435,394       $432,327

 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements. +Per share amount was less than $0.01.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
                                                              YEAR ENDED NOVEMBER 30,                           PERIOD ENDED
                                            -----------------------------------------------------------         NOVEMBER 30,
                                                  2001            2000            1999             1998                1997*
----------------------------------------------------------------------------------------------------------------------------
                                               CLASS I
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period           $19.03          $20.44          $17.36           $17.41               $13.99
                                                ------          ------          ------           ------               ------
Income from investment operations# -
  Net investment income (loss)                  $(0.06)         $(0.07)         $(0.08)          $(0.02)              $ 0.12
  Net realized and unrealized gain (loss)
    on investments and foreign currency          (3.39)           0.64            5.13             2.96                 3.30
                                                ------          ------          ------           ------               ------
      Total from investment operations          $(3.45)         $ 0.57          $ 5.05           $ 2.94               $ 3.42
                                                ------          ------          ------           ------               ------
Less distributions declared to shareholders -
  From net realized gain on investments
    and foreign currency transactions
                                                $(3.27)         $(1.98)         $(1.97)          $(2.99)              $ --
  In excess of net realized gain on
    investments and foreign currency
    transactions                                 (0.10)           --              --               --                   --
                                                ------          ------          ------           ------               ------
      Total distributions declared to
        shareholders                            $(3.37)         $(1.98)         $(1.97)          $(2.99)              $ --
                                                ------          ------          ------           ------               ------
Net asset value - end of period                 $12.21          $19.03          $20.44           $17.36               $17.41
                                                ======          ======          ======           ======               ======
Total return                                    (22.61)%          2.55%          32.35%           21.37%               24.45%++
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                                      1.01%           0.84%           0.97%            0.98%                1.07%+
  Net investment income (loss)                   (0.46)%         (0.54)%         (0.42)%          (0.15)%               0.90%+
Portfolio turnover                                  87%             98%            105%             217%                 159%
Net assets at end of period (000 Omitted)       $ --  +++       $ --  +++         $157              $39                   $3

  * For the period from the inception of Class I shares, January 2, 1997, through November 30, 1997.
  + Annualized.
 ++ Not annualized.
+++ Class I net assets were less than $500. #Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Large Cap Growth Fund (the fund) is a diversified series of MFS Series Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street") and Chase Manhattan Bank ("Chase"), as lending agents, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street and Chase provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agents. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At November 30, 2001, there were no securities on loan.

Forward Foreign Currency Exchange Contracts - The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The fund may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. The fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. Management does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the period, the fund's custodian fees were reduced by $27,765 under this arrangement. The fund has entered into a directed brokerage agreement, under which the broker will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the period, the fund's custodian fees were reduced by $32,994 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, real estate investment trusts, defaulted bonds, capital losses, and amortization and accretion on debt securities.

During the year ended November 30, 2001, accumulated net investment loss decreased by $6,714,045, accumulated undistributed net realized loss on investments and foreign currency transactions decreased by $350,905, and paid-in capital decreased by $7,064,950 due to differences between book and tax accounting for currency transactions and capital losses. This change had no effect on the net assets or net asset value per share.

In addition, $121,949 was designated a tax return of capital distribution. This change had no effect on the net assets or net asset value per share.

At November 30, 2001, the fund, for federal income tax purposes, had a capital loss carryforward of $166,624,628 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on November 30, 2009.

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average net assets                                   0.75%
Average net assets in excess of $1 billion                               0.65%

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $12,120 for the year ended November 30, 2001.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

              First $2 billion                           0.0175%
              Next $2.5 billion                          0.0130%
              Next $2.5 billion                          0.0005%
              In excess of $7 billion                    0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $95,464 for the year ended November 30, 2001, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, and Class B shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $74,237 for the year ended November 30, 2001. Fees incurred under the distribution plan during the year ended November 30, 2001, were 0.25% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $32,302 for Class B shares for the year ended November 30, 2001. Fees incurred under the distribution plan during the year ended November 30, 2001, were 1.00% of average daily net assets attributable to Class B shares, on an annualized basis.

Certain Class A shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended November 30, 2001, were $16,662, and $237,933 for Class A, and Class B shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $785,385,182 and $737,277,902, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $793,665,997
                                                                 ------------
Gross unrealized appreciation                                    $101,528,111
Gross unrealized depreciation                                     (89,583,685)
                                                                 ------------
    Net unrealized appreciation                                  $ 11,944,426
                                                                 ============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                      YEAR ENDED NOVEMBER 30, 2001           YEAR ENDED NOVEMBER 30, 2000
                                   -------------------------------        -------------------------------
                                        SHARES              AMOUNT            SHARES               AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                         30,465,740       $ 424,988,288        56,520,423      $ 1,216,535,779
Shares issued to shareholders
  in reinvestment of distributions   5,839,373          95,007,071         2,257,913           44,039,742
Shares reacquired                  (22,041,879)       (302,978,068)      (51,288,846)      (1,106,280,576)
                                   -----------       -------------       -----------      ---------------
    Net increase                    14,263,234       $ 217,017,291         7,489,490      $   154,294,945
                                   ===========       =============       ===========      ===============

Class B shares
                                      YEAR ENDED NOVEMBER 30, 2001           YEAR ENDED NOVEMBER 30, 2000
                                   -------------------------------        -------------------------------
                                        SHARES              AMOUNT            SHARES               AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                          4,190,928       $  60,387,176         6,390,334      $   139,799,569
Shares issued to shareholders
  in reinvestment of distributions   3,717,115          61,406,298         2,016,076           39,739,020
Shares reacquired                  (10,238,654)       (144,150,601)      (10,974,738)        (239,022,335)
                                   -----------       -------------       -----------      ---------------
    Net decrease                    (2,330,611)      $ (22,357,127)       (2,568,328)     $   (59,483,746)
                                   ===========       =============       ===========      ===============

Class I shares
                                      YEAR ENDED NOVEMBER 30, 2001           YEAR ENDED NOVEMBER 30, 2000
                                   -------------------------------        -------------------------------
                                        SHARES              AMOUNT            SHARES               AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                                  5       $          75               753      $        15,551
Shares issued to shareholders
  in reinvestment of distributions           1                  18               506                9,898
Shares reacquired                       --                --                  (8,942)            (181,422)
                                   -----------       -------------       -----------      ---------------
    Net increase (decrease)                  6       $          93            (7,683)     $      (155,973)
                                   ===========       =============       ===========      ===============

(6) Line of Credit
The fund and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the year ended November 30, 2001, was $11,281. The fund had no borrowings during the year.

(7) Financial Instruments
The fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward Foreign Currency Exchange Contracts

                                                                                                                  NET
                                                                                                           UNREALIZED
                                            CONTRACTS TO                                CONTRACTS        APPRECIATION
                    SETTLEMENT DATE      DELIVER/RECEIVE       IN EXCHANGE FOR           AT VALUE      (DEPRECIATION)
-------------------------------------------------------------------------------------------------------------------
Sales                  3/19/02  GBP            4,626,203            $6,556,255         $6,553,779             $ 2,476
                                                                    ----------         ----------             -------
Purchases             12/18/01  GBP            4,626,203            $6,588,638         $6,586,026             $(2,612)
                                                                    ----------         ----------             -------

At November 30, 2001, forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net receivable of $191,361 with Deutsche Bank.

At November 30, 2001, the fund had sufficient cash and/or securities to cover any commitments under these contracts.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Series Trust II and the Shareholders of
  MFS Large Cap Growth Fund:

We have audited the accompanying statement of assets and liabilities of MFS Large Cap Growth Fund, (one of the series comprising MFS Series Trust II (the "Trust")), including the portfolio of investments, as of November 30, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Large Cap Growth Fund as of November 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
January 10, 2002

-------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION
-------------------------------------------------------------------------------

   IN JANUARY 2002, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2001.

   THE FUND HAS DESIGNATED $126,533,128 AS A CAPITAL GAIN DIVIDEND FOR THE YEAR ENDED NOVEMBER 30, 2001.
-------------------------------------------------------------------------------

MFS(R) LARGE CAP GROWTH FUND

TRUSTEES                                                 ASSISTANT TREASURERS
John W. Ballen* - President, MFS Investment              Mark E. Bradley*
Management                                               Robert R. Flaherty*
                                                         Ellen Moynihan*
Lawrence H. Cohn, M.D.+ - Chief of Cardiac
Surgery, Brigham and Women's Hospital;                   SECRETARY
Professor of Surgery, Harvard Medical School             Stephen E. Cavan*

The Hon. Sir J. David Gibbons, KBE+ - Chief              ASSISTANT SECRETARY
Executive Officer, Edmund Gibbons Ltd.;                  James R. Bordewick, Jr.*
Chairman, Colonial Insurance Company, Ltd.
                                                         CUSTODIAN
William R. Gutow+ - Private Investor and Real            State Street Bank and Trust Company
Estate Consultant; Vice Chairman, Entertainment
Management Company (video franchise)                     AUDITORS
                                                         Deloitte & Touche LLP
J. Atwood Ives+ - Private Investor
                                                         INVESTOR INFORMATION
Abby M. O'Neill+ - Private Investor                      For information on MFS mutual funds, call your
                                                         investment professional or, for an information
Kevin R. Parke* - Chief Investment Officer and           kit, call toll free: 1-800-637-2929 any
Executive Vice President, MFS Investment                 business day from 9 a.m. to 5 p.m. Eastern time
Management                                               (or leave a message anytime).

Lawrence T. Perera+ - Partner, Hemenway &                INVESTOR SERVICE
Barnes (attorneys)                                       MFS Service Center, Inc.
                                                         P.O. Box 2281
William J. Poorvu+ - Adjunct Professor, Harvard          Boston, MA 02107-9906
University Graduate School of Business
Administration                                           For general information, call toll free:
                                                         1-800-225-2606 any business day from 8 a.m. to
Jeffrey L. Shames* - Chairman and Chief                  8 p.m. Eastern time.
Executive Officer, MFS Investment Management
                                                         For service to speech- or hearing-impaired
J. Dale Sherratt+ - President, Insight                   individuals, call toll free: 1-800-637-6576 any
Resources, Inc. (acquisition planning                    business day from 9 a.m. to 5 p.m. Eastern
specialists)                                             time. (To use this service, your phone must be
                                                         equipped with a Telecommunications Device for
Elaine R. Smith+ - Independent Consultant                the Deaf.)

Ward Smith+ - Private Investor                           For share prices, account balances, exchanges,
                                                         or stock and bond outlooks, call toll free:
INVESTMENT ADVISER                                       1-800-MFS-TALK (1-800-637-8255) anytime from a
Massachusetts Financial Services Company                 touch-tone telephone.
500 Boylston Street
Boston, MA 02116-3741                                    WORLD WIDE WEB
                                                         www.mfs.com
DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

CHAIRMAN AND PRESIDENT
Jeffrey L. Shames*

PORTFOLIO MANAGER
John E. Lathrop*

TREASURER
James O. Yost*

* MFS Investment Management
+ Independent Trustee

MFS(R) LARGE CAP GROWTH FUND                                  ------------
                                                                PRSRT STD
[logo] M F S(R)                                               U.S. Postage
INVESTMENT MANAGEMENT                                             Paid
                                                                   MFS
500 Boylston Street                                           ------------
Boston, MA 02116-3741

(C)2002 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                      MLC-2 1/02 71M 03/203/803